Exhibit 10.29

                              CONSULTING AGREEMENT


      This agreement is entered into as of the 14th day of March, 2005 ("Agreement"), by and among St. James Investment Group, Inc., a Florida corporation, and/or its designees or assigns ("Consultant") and Bidville, Inc., a Nevada corporation, and its subsidiaries (the "Company") (collectively the "Parties").

      WHEREAS, the Company operates an online auction web site known as BidVille.com and NoBidding Inc.

      WHEREAS, the Company wishes to retain Consultant as an independent contractor, and Consultant wishes to be retained in such capacity and perform certain services for the Company to promote the interests of the business of the Company.

      WHEREAS, Consultant has been providing the Company with financial, acquisition, strategic, and business planning and consulting services since August 2003, and shall continue to provide such services for the period of time, and upon the terms and subject to the conditions, which are more particularly set forth below.

      NOW, THEREFORE, for adequate consideration, the sufficiency and receipt of which is hereby acknowledged, and agreeing to be bound by the terms and conditions hereinafter set forth, the Parties hereby agree as follows:


      1. Consultant has consulted and shall continue to consult with, advise, and otherwise assist the Company in a complete evaluation of its business plan and operations to determine the best course of present and future business management, development and financial growth for the Company. Consultant has rendered and shall continue to render certain management and consulting services in connection with corporate development activities and the operation and conduct of the Company's business, which services include, without limitation:

            a.    Advice and  assistance  concerning  any and all aspects of the
                  Company's   original   organization,   operations,   planning,
                  financing, public relations, and investor relations; and

            b. Assistance in structuring financing strategies for the Company, including, without limitation, the identification, support, negotiation, and analysis of acquisitions and dispositions by the Company, as well as support, negotiation, and analysis of financing alternatives, whether debt or equity;



Consulting Agreement
Bidville, Inc.                                                       Page 1 of 7


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            c.    Advisory services in connection with any transactions relating to the refinancing, public or private offering or sale of all or any part of the Company's assets or capital stock to any persons, in each case whether by way of merger, consolidation, reorganization, recapitalization, offering, partnership, joint venture or otherwise;

            d. The conduct of relations on behalf of the Company with accountants, attorneys, financial professionals and other professionals. Consultant will cause its employees and agents to give the Company the benefit of their special knowledge, skill and business expertise to the extent relevant to the Company's business and affairs (including, without limitation, financing affairs); and

      2. It is the intent of the parties that Consultant for the Term (hereinafter defined) of this Agreement shall be the Company's management consultant for all purposes described in paragraph 1 of this Agreement.

      3. The Company has provided, and will continue to provide, or cause to be provided, to Consultant all financial and other information requests by Consultant for the purpose of performing its duties under this Agreement (all such information being called the "Information"). Consultant will rely upon the Information without having independently verified the same. The Company represents and warrants that to its knowledge, based upon its diligence and the information provided to it, the Information will be true, accurate, and complete, and will not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Consultant shall keep strictly confidential any non-public Information that it may obtain about the Company during the course of providing the services under this Agreement.

      4. This Agreement shall be in full force and effect beginning October 1, 2004 and shall continue for a period of three (3) years from the date thereof ("Primary Term"), subject to the provisions for termination as hereinafter provided. The Term of this Agreement shall automatically extended for additional two (2) year periods ("Renewal Term"), unless either party gives the other written notice of non-renewal at least ninety (90) days prior to the expiration of the Primary Term or Renewal Term then in effect.

      5. As consideration for the management and consulting services provided by Consultant, the Company will pay a consulting fee in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00) per month for the first year this Agreement is in effect and Twenty Thousand and No/100 Dollars ($20,000.00) per month thereafter. For its professional consulting services rendered in connection with the transaction introduced by the Consultant or its affiliates, and presently contemplated by the Company ("Current Transaction"), the Company shall pay to Consultant or its affiliates (whichever is applicable) a transaction fee equal to Seventy Five Thousand and No/100 Dollars ($75,000.00), which shall be due and payable upon the closing of the Current Transaction.



Consulting Agreement
Bidville, Inc.                                                       Page 2 of 7


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      6.    The  Company  further  agrees  that  the  any  additional  financing transactions or other transactions are dependent upon the execution of such documentation by the Company, as Consultant and its counsel require, to obtain and perfect the terms and conditions of such financing transactions or other transactions. All documentation in connection with the financing transactions or other transactions proposed by Consultant is to be prepared by Consultant's counsel and all reasonable fees and expenses in connection therewith will be included in Consultant's reimbursable accountable expenses, subject to approval by the Company. In addition, upon the execution of this
            Agreement  the  Company  agrees  to  allow   Consultant  to  provide
            consulting services to Company in order to negotiate with all funding sources and potential partners/merger candidates, including but limited to, sources introduced by the Company.

      7. The Company shall be solely responsible for paying any and all finders, investment bankers, brokers, or others who, by virtue of an agreement entered into with the Company, may be entitled to any fee or commission, including, but not limited to, any equity in connection with this Agreement and the transactions contemplated herein. The amounts described in this paragraph 7 shall not be an obligation of Consultant or its affiliates.

      8. For the Term of this Agreement, the Company shall notify Consultant promptly of the occurrence of any event which might materially affect (i) the business or status, financial or otherwise, of the Company, (ii) the relationship of the Company and Consultant; (iii) the style, approach or method in which Consultant may perform its services hereunder; or (iv) any transactions contemplated by Company that Consultant is advising or assisting with.

      9. It is understood that the Company is a public company, and, therefore, may be required to make appropriate disclosures regarding this Agreement in compliance with all applicable securities laws, rules and regulations. No other announcements, except as may be required in the opinion of legal counsel to comply with applicable disclosure laws, shall be made about this Agreement or the services contemplated herein by any party without the express prior written approval of the other party. No public announcement in which the name of the Consultant, any of its officers and directors appears may be made by the Company or its affiliates without Consultant' prior written approval and no work documents prepared by Consultant or in connection with the matters contemplated by this Agreement may be distributed to any party without prior written approval of Consultant. The Company and Consultant acknowledge that they may obtain non-public information concerning each other. Each agrees not to disclose such information or act upon same in violation of the applicable securities laws.

      10. It is understood and agreed by the parties that Consultant is acting solely as a consultant and is not licensed to sell, trade, or act as an agent in the sale of securities. Consultant shall introduce the Company to licensed broker dealers as may be provided by the terms of this Agreement.

      11. The Company shall pay all reasonable expenses incurred in connection with the preparation, printing, and, where applicable, filing of all documents with respect to the transactions herein contemplated. Such additional expenses shall include without limitation legal and accounting fees and expenses, and are due and payable upon receipt of invoices.


Consulting Agreement
Bidville, Inc.                                                       Page 3 of 7


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      12.   The Parties shall indemnify each other,  their parents,  affiliates, and subsidiaries,  and each of their directors, officers, employees,
            agents,   and   representatives   (collectively,   the  "Indemnified
            Parties"), and hold them harmless from and against any and all claims, actions, damages, consequential damages, liabilities and expenses (collectively, "Losses") occasioned by any act or omission of the other Party, its directors, officers, employees, agents or representatives, relating to the performance of its obligations hereunder or the negotiations thereof. If the Indemnified Parties shall, without fault of their part, be made party to any litigation
            concerning  the  Indemnified   Party  or  the  Indemnified   Party's
            performance hereof, or commenced by or against the Indemnified Party, then the other Party shall protect and hold the Indemnified Party harmless, and shall pay all costs, losses, expenses, and reasonable attorney's fees incurred or paid by the Indemnified Party in connection with said litigation.

      13. The Company acknowledges and agrees that neither Consultant nor any of Consultant employees, officers, directors, affiliates or associates shall be required to devote full time and business efforts to the duties of Company as specified in this Agreement, but instead shall devote only so much of such time and efforts as reasonably requested by the Company. The Company further acknowledges and agrees that Consultant and its affiliates are engaged in the business of investing in, acquiring and/or managing businesses for Consultant own account, for the account of unaffiliated parties, and understands that Consultant plans to continue to be engaged in such businesses (and other business or investment activities) during the Term of this Agreement. No aspect or element of such activities shall be deemed to be engaged in for the benefit of the Company or any of its parents or subsidiaries nor constitute a conflict of interest. Furthermore, notwithstanding anything herein to the contrary, Consultant shall be required to bring only such investments and/or business opportunities to the attention of the Company as Consultant, in its sole discretion, deems appropriate. The Company waives any right to assert a conflict regarding this activity performed by Consultant for other entities or its affiliates.

      14. Consultant (including any person or entity acting for or on behalf of Consultant) shall not be liable for any mistakes of fact, errors of judgment, for losses sustained by the Company or for any acts or omissions of any kind (including acts or omissions of Consultant), unless caused by intentional misconduct, recklessness or gross negligence of Consultant.

      15. All information, knowledge and data relating to or concerned with the operations, business and affairs of Consultant or the Company which are exchanged by the parties hereto in connection with the performance by Consultant of its duties hereunder shall be the property of Consultant or the Company, whichever is the disclosing party, and be treated as confidential information and shall be held in a fiduciary capacity by the parties hereunder.


Consulting Agreement
Bidville, Inc.                                                       Page 4 of 7

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      16.   All notices,  demands,  consents,  approvals  and requests  given by either party to the other hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses:


            If to Consultant:

                                 ST. JAMES INVESTMENT GROUP, INC.
                                 625 N. Flagler Drive, Suite 605
                                 West Palm Beach, Florida 33410

            If to the Company:

                                 BIDVILLE, INC.
                                 601 Cleveland Street, Suite 120
                                 Clearwater, FL 33755


            Any party may at any time change its respective address by sending written notice to the other party of the change in the manner hereinabove prescribed.

      17. The Company shall execute and/or issue such other documents as are necessary to affect the purposes of the transactions herein contemplated. Without limitation, it is contemplated by the parties hereto that such documents may include securities offering documents; and in such event the Company represents and warrants that all such documents shall be prepared in compliance will all applicable securities laws.

      18. It is understood and agreed by the parties that both parties to this Agreement are each independent contractors with respect to each other, and not employees, agents, joint venture partners, or partners of the other for any purposes whatsoever. The Company shall have no right to, and shall not control the manner or prescribe the method by which the services are performed by Consultant.

      19. The execution, delivery and performance by the Parties, and the consummation by the Parties of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Parties. This Agreement has been duly executed and delivered by the Parties and constitutes valid and binding obligations of the Parties, enforceable against the Parties. The execution, delivery and performance of the transactions contemplated by this Agreement, and compliance with its provisions by the Parties, will not violate any provision of law and will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Parties' Articles of Incorporation or Bylaws (each as amended to date), or any indenture, lease, agreement or other instrument to which the Parties is a party, or which the Parties or any of its property is bound, or any decree, judgment, order, statute, rule, or regulation applicable to the Parties.


Consulting Agreement
Bidville, Inc.                                                       Page 5 of 7


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      20.   This Agreement,  and all rights and obligations hereunder,  shall be binding upon and inure to the benefit of each party's heirs, executors, representatives, successors and assigns.

      21. The parties agree that the laws of the State of Florida shall govern any and all disputes, including but not limited to, claims arising out of this Agreement or the negotiations thereof, without regard to conflict of laws principles. Jurisdiction and venue shall be solely in the Federal or State Courts of Palm Beach County, Florida.

      22. The undersigned represents and warrants to the other that he is the officer as identified below and is authorized to execute this Agreement on behalf of the party being bound and the execution of this Agreement will not conflict with or breach any other agreement to which either the Company or the Consultant is a party.

      23. This Agreement is not intended for the benefit of and should not be relied upon by any third parties, neither the Company nor the Consultant shall have no liability to any such party.

      24. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement, (b) said party has relied solely and completely upon its own judgment in executing this Agreement, (c) said party has had the opportunity to seek the advice of independent counsel before executing this Agreement, (d) said party has acted voluntarily and of its own free will and executing this Agreement, and (e) this Agreement is the result of arm's length negotiations conducted by and among the parties.

      25. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter.

      26. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

      27. Any determination by any court of competent jurisdiction that any provision of this Agreement is invalid shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and shall be construed as to be valid under applicable law. No waiver by any party of any provision (or breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.


Consulting Agreement
Bidville, Inc.                                                       Page 6 of 7


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      28.   Each party agrees to execute this Agreement in original counterparts and do all things necessary to effectuate the purposes of this Agreement without delay or limitation. The parties hereto agree that the fact of execution may be by facsimile transmission.

      29. This Agreement may not be terminated in the first year of the Primary Term. Following such time, either party may terminate this Agreement by giving to the other ninety (90) days written notice at the other party's address of record. In the event of termination of this Agreement by the Company during the Primary Term, Consultant shall be entitled to a payment equal to twelve (12) months of the then-current consulting fee ("Termination Amount"). Any payments, expenses, or fees due to Consultant at the time of termination, in addition to the Termination Amount, must be paid to Consultant within ninety (90) days of the date of termination, unless mutually agreed to by the Parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


ST. JAMES INVESTMENT GROUP, INC., a Florida corporation


By: /s/ Kevin O'Kane

Name: Kevin O'Kane

Its: Secretary




BIDVILLE, INC., a Nevada corporation


By: /s/ Michael Palandro

Name: Michael Palandro

Its: Chief Executive Officer






Consulting Agreement
Bidville, Inc.                                                       Page 7 of 7